  As filed with the Securities and Exchange Commission on February 27, 2001.



                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):  February 26, 2001


                         DELCO REMY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                            1-13683                      35-1909253
(State or other jurisdiction of         (Commission file number)     (IRS employer identification
        incorporation)                                                       number)



     2902 Enterprise Drive
       Anderson, Indiana                                                          46013
(Address of principal executive offices)                                        (Zip code)


Registrant's telephone number, including area code:  (765) 778-6499


                                Not Applicable
     (Former name or former address, if changed since last report)

Item 5.  Other Events

     On February 26, 2001, the registrant and DRI Acquisition LLC issued jointly the press release attached hereto as Exhibit 99 to this report. This press release is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.

              99 Press release of Registrant and DRI Acquisition LLC dated February 26, 2001


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DELCO REMY INTERNATIONAL, INC.
                                      ------------------------------
                                               (Registrant)



Date:  February 27, 2001                   By:  /s/  J. Timothy Gargaro
                                                -----------------------
                                                J. Timothy Gargaro
                                                Senior Vice President and
                                                Chief Financial Officer



                                 EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

   99 Press release of Registrant and DRI Acquisition dated February 26, 2001